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                                                                     Exhibit 21


                     MEHL/BIOPHILE INTERNATIONAL CORPORATION
                  (FORMERLY SELVAC CORPORATION) AND SUBSIDIARY
                  STATEMENT RE: SUBSIDIARIES OF THE REGISTRANT





                             1. VIDEO KNIGHTS, INC.

                           INCORPORATED IN: NEW JERSEY



                           2. SELVAC ACQUISITION CORP.

                            INCORPORATED IN: DELAWARE



                             3. SLS (BIOPHILE) LTD.

                             INCORPORATED IN: WALES